EXHIBIT 10.53

                                                              September 12, 2002


                           WAIVER EXTENSION AGREEMENT

The Chillicothe Telephone Company
68 East Main Street
Chillicothe, Ohio 45601

                       Re: $12,000,000 6.62% Senior Notes
                                Due June 1, 2018

Ladies and Gentlemen:

     Reference is hereby made to the Note Purchase Agreement dated as of June 1, 1998 (the "Note Purchase Agreement") between The Chillicothe Telephone Company (the "Company") and each of the signatories hereto (the "Noteholders"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Note Purchase Agreement.

     Reference is also made to (a) the Waiver Agreement dated as of August 8, 2002 (the "First Waiver Agreement"), pursuant to which the Noteholders agreed to waive, until the Expiration Date set forth therein (the "First Waiver Expiration Date"), the Event of Default resulting from the Company's failure to comply with
Section 5.1 of the Note Purchase Agreement, and (b) the Second Waiver Agreement dated as of August 14, 2002 (the "Second Waiver Agreement"), and together with the First Waiver Agreement, the "Waiver Agreements") pursuant to which the Noteholders agreed to waive, until the Expiration Date set forth therein (the "Second Waiver Expiration Date"), the Event of Default resulting from the Company's failure to comply with Section 5(a) of the Note Purchase Agreement.

     By this letter, the undersigned, constituting holders of 100% of the outstanding aggregate principal amount of the Notes, hereby agree that the term "Expiration Date" as set forth in each of the Waiver Agreements shall be deemed amended and restated to read as follows: "The term "Expiration Date" shall mean the earlier of (a) November 15, 2002 or (b) the date upon which the Company enters into a Second Amendment to the Note Purchase Agreement or an Amended and Restated Note Purchase Agreement pursuant to which Sections 5(a) and 5(i) of the Note Purchase Agreement are amended and/or restated such that the Company is no longer in violation thereof."

     Except as modified by this Waiver Extension Agreement, all terms and conditions contained in each of the Waiver Agreements are ratified and will be and remain in full force and effect.


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     This Waiver Extension  Agreement  pertains only to the Default and Event of
Default described herein and in the Waiver Agreements and to the extent so described and not to any other Default or Event of Default which may exist under, or any other matters arising in connection with, the Note Purchase Agreement or to any rights which the Noteholders have arising by virtue of any such other actions or matters.

                                   Sincerely,

                                   AMERICAN UNITED LIFE INSURANCE COMPANY



                                   By  /s/ Christopher D. Pahlke
                                       --------------------------------------
                                       Christopher D. Pahlke
                                       Vice President


                                    THE STATE LIFE INSURANCE COMPANY
                                    By, AMERICAN UNITED LIFE INSURANCE
                                    COMPANY, ITS AGENT



                                   By  /s/ Christopher D. Pahlke
                                       --------------------------------------
                                        Christopher D. Pahlke
                                        Vice President


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